Restructuring Charges	12 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
Restructuring Charges
21. Restructuring Charges
During 2019, the Company recorded restructuring charges of $12.0 million (2018 – $4.1 million, 2017 – $5.1 million).

The restructuring charges in 2019 primarily related to severance costs resulting from the termination of certain management contracts in Teekay Parent of which these costs were fully recovered from the customer and the recovery is presented in revenue, severance costs resulting from the reorganization and realignment of resources of the Company's shared service function, as well as from the termination of the charter contract for the Toledo Spirit Suezmax tanker in Teekay LNG upon the sale of the vessel in January 2019.

The restructuring charges in 2018 primarily related to severance costs resulting from reorganization and realignment of resources of certain of the Company's business development, marine solutions and fleet operations functions to better respond to the changing business environment.

The restructuring charges in 2017 primarily related to severance costs resulting from the termination of the charter contract for the Arendal Spirit UMS in Altera and the resulting decommissioning of the unit, reorganization and realignment of resources of certain of the Company's strategic development function to better respond to the changing business environment, and reorganization of the Company's FPSO business to create better alignment with the Company's offshore operations.

At December 31, 2019 and 2018, $0.8 million and $0.8 million, respectively, of restructuring liabilities were recorded in accrued liabilities on the consolidated balance sheets.